UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report: July 14, 2023
(date of earliest event reported)
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Pruco Life Insurance Company of New Jersey
(Exact name of registrant as specified in its charter)
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New Jersey (State or other jurisdiction of incorporation or organization)	333-18053 (Commission File Number)	22-2426091 (I.R.S. Employer Identification Number)
213 Washington Street Newark, NJ 07102
(Address of principal executive offices and zip code)
(973) 802-6000
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Not Applicable	Not Applicable	Not Applicable
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 8.01 - Other Events
Effective January 1, 2023, Pruco Life Insurance Company of New Jersey (the “Company”) adopted Accounting Standards Update 2018-12, Financial Services–Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts (“ASU 2018-12”), which provides new authoritative guidance impacting the accounting and disclosure requirements for long-duration insurance and investment contracts issued by the Company. The Company adopted this guidance using the modified retrospective transition method, where permitted, for changes to the liability for future policy benefits and deferred policy acquisition costs and related balances, and using the retrospective transition method, as required, for market risk benefits. The Company applied the guidance as of the transition date of January 1, 2021, and retrospectively adjusted prior period amounts for years 2021 and 2022 to reflect the new guidance.

The Company files herewith, as Exhibit 99.1, updates to the following sections of our Annual Report on Form 10-K for the year ended December 31, 2022 (the "Previously Filed Annual Report") as follows for the adoption of ASU 2018-12:

•Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations,
•Part II, Item 7A. Quantitative and Qualitative Disclosures About Market Risk,
•Part II, Item 8. Financial Statements and Supplementary Data

As this Current Report on Form 8-K is being filed only for the purpose described above, and only affects the Items in the Previously Filed Annual Report specified above, the other information in the Previously Filed Annual Report filed with the Securities Exchange Commission (the "SEC") on March 20th, 2023 remains unchanged. No attempt has been made in this Current Report on Form 8-K to modify or update disclosures in the Previously filed Annual Report, except for the revision of certain financial information as described above.

This Form 8-K and Exhibit 99.1 should be read in conjunction with the Previously Filed Annual Report. For significant developments since the Previously Filed Annual Report, refer to the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2023 and any other filings with the SEC.

Item 9.01 - Financial Statements and Exhibits
(d): The following exhibits are being filed herewith:

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP.

99.1
Updates made related to the adoption of ASU 2018-12 to the Company's Annual Report on Form 10-K for the year ended December 31, 2022:
–Updated Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations
–Updated Part II, Item 7A. Quantitative and Qualitative Disclosures About Market Risk
–Updated Part II, Item 8. Financial Statements and Supplementary Data

101.INS	XBRL Instance Document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

101.SCH	XBRL Taxonomy Extension Schema Document.

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.

101.LAB	XBRL Taxonomy Extension Label Linkbase Document.

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Pruco Life Insurance Company of New Jersey

By:	/s/ Robert E. Boyle
Name:	Robert E. Boyle
Vice President and Chief Financial Officer
(Authorized Signatory and Principal Financial Officer)
Date: July 14, 2023